ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 1999-3 GROUP 1

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
                              OF SEPTEMBER 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING information pertaining to Series 1999-3 Group 1 for December 27, 1999, the
                                Remittance date.

                       Due period ended: December 1, 1999
--------------------------------------------------------------------------------
 1 Total Actual Principal Collections                               1,612,615.88
 2 Total Permanent Buydown Companion Interest                          62,957.63
 3 Total Actual Interest Collections                                2,085,135.06
 4 Less Service Fees Service Fees Previously Remitted                 129,124.81
 5 Additional Proceeds                                                      0.00
                                                                    ------------
 6      Total Collections:                                          3,631,583.76

 7 Pre-Funding Account Transfer                                             0.00
 8 Interest Coverage Account Transfer                                       0.00
 9 Deferred Interest Coverage Account Transfer                         85,695.51
                                                                    ------------
10      Aggregate Amount Received:                                  3,717,279.27

   Monthly Advances

11 Interest Advance                                                   626,374.47
12 Compensating Interest                                                4,227.40
13 Amounts Held for Future Distributions                                    0.00
14 Cross Collateral Deposit                                                 0.00
15 Reserve Withdrawal per Sec. 6.14c                                        0.00
                                                                    ------------
16      Available Remittance Amount:                                4,347,881.14

17 Service Fees                                                         5,352.03
18 Expense Account Deposit:                                             2,715.37
                                                                    ------------
19      Adjusted Remittance Amount:                                 4,339,813.74

   Remaining Amount Available:

20           Adjusted Remittance Amount                             4,339,813.74
21           Insured Payments                                               0.00
22           Monthly Premium @ 20 bp
                due Certificate Insurer                                51,566.31
23           Cross Collateral Withdrawal                                    0.00
24           Class Remittance Amounts                               4,288,247.43
25           Non-Recoverable Advances not
                Previously Reimbursed                                       0.00
                                                                    ============
   Total Remaining Amount Available:                                        0.00
                                                                    ============

   Amount of Reimbursements Pursuant to Sec. 5.04
26      Servicing Fee                                                       0.00
27      Monthly Advances and Servicer Advances                              0.00
28      Other Mortgage Payments                                             0.00
29      Interest Earned on P&I Deposits                                     0.00
30      Additional Servicing Compensation                                   0.00
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 1999-3 GROUP 1

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
                              OF SEPTEMBER 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING information pertaining to Series 1999-3 Group 1 for December 27, 1999, the
                                Remittance date.

                       Due period ended: December 1, 1999
--------------------------------------------------------------------------------

                                                             TOTAL              CLASS 1A        EQUITY CERTIFICATE
                                                             -----              --------        ------------------
31 Loans Outstanding - BOM                                        5343
32 Original Loan Balance                                325,844,253.63      325,844,253.63                0.00
34 Pre-Funding Account Balance                                    0.00                0.00                0.00
35 Initial Overcollateralization                         14,833,737.87       14,833,737.87                0.00
36 Realized Losses, LTD                                           0.00                0.00                0.00
38 Carryforward Amount                                            0.00                0.00                0.00
39 Aggregate Unpaid Principal Balance of Delinquent
      Loans Repurchased per Sec. 5.11                             0.00                0.00
                                                        -----------------------------------------------------------
40 Total Class Note Principal Balance                   311,010,515.76      311,010,515.76
41      Group Factor per Loan Balance                      103.4426202%        103.4426202%
42      Group Factor per Class Note Balance                 98.7334971%         98.7334971%
43 Excess Spread                                                  0.00                0.00

44 Cross Collateral Withdrawal                                    0.00                0.00
45 Cross Collateral Deposit                                       0.00                0.00
46 Additional Principal due Note A                        1,023,550.17        1,023,550.17
47 Interest Remittance @ Pass-Through Rates               1,652,081.38        1,652,081.38

   PRINCIPAL ADDITIONS:
48           Number of loans                                         0                   0
49           Transfers from Pre-Funding Account                   0.00                0.00                0.00

   PRINCIPAL REDUCTIONS:

50           Prepayments - Number                                   26                  26
51           Prepayments - Dollar                         1,239,367.48        1,239,367.48
52           Delinquent Loans Repurchased - Number                   0                0.00
53           Delinquent Loans Repurchased - Dollar                0.00                0.00
54           Net Liquidation Proceeds                             0.00                0.00
55           Curtailments                                    87,986.37           87,986.37
56           Normal and Excess Payments                     285,262.03          285,262.03
57           Pre-Funding Account Transfer                         0.00                0.00
                                                        -----------------------------------------------------------
58 Total Principal Remittance                             1,612,615.88        1,612,615.88
59 Additional Principal Reduction                         1,023,550.17        1,023,550.17
                                                        -----------------------------------------------------------
60 Total Remittance                                       4,288,247.43        4,288,247.43                0.00
                                                        ===========================================================
61 Current Month Realized Loss - Number                              0                                       0
62 Current Month Realized Loss - Dollar                           0.00                                    0.00

61 LTD Realized Loss - Number                                        0
62 LTD Realized Loss - Dollar                                     0.00
   CLASS NOTE PRINCIPAL BALANCE - EOM

64 Loans Outstanding - EOM                                        5317
65 Closing Loan Balance                                 324,231,637.75      324,231,637.75
67 Pre-Funding Account Balance                                    0.00                0.00
68 Additional Principal Reduction, LTD                   15,857,288.04       15,857,288.04
69 Realized losses, LTD                                           0.00                0.00
71 Aggregate Unpaid Principal Balance of Delinquent
72    Loans Repurchased per Sec. 5.11                             0.00                0.00
                                                        -----------------------------------------------------------
73 Total Class Note Principal Balance                   308,374,349.71      308,374,349.71
74      Group Factor per Loan Balance                      102.9306787%        102.9306787%
75      Group Factor per Class Note Balance                 97.8966190%         97.8966190%

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 1999-3 GROUP 1

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
                              OF SEPTEMBER 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING information pertaining to Series 1999-3 Group 1 for December 27, 1999, the
                                Remittance date.

                       Due period ended: December 1, 1999
--------------------------------------------------------------------------------

                                                         TOTAL          CLASS A-1
                                                         -----          ---------
 76 Weighted Note Rate - THIS Remittance                    10.40766%
 77 Weighted Note Rate - NEXT Remittance                    10.46852%

 78 Related Remittance Period for Libor Rate                26-Nov-99        thru           26-Dec-99
 79 Days in Related Period                                     31

 80 Pass-Through Rates                                                     6.16875%

 81 Weighted Average Remaining Term                           257.60

 82 Original Pool - Principal Balance                 202,789,370.29     202,789,370.29
 84 Original Pool - Pre-Funding Account               124,483,356.98     124,483,356.98
 85 Original Pool - Additional Principal Reduction     12,272,727.27      12,272,727.27
                                                      ---------------------------------------------------
 86 Original Pool Total                               315,000,000.00     315,000,000.00
 87 Original Pool - Number of Loans                       3224

    CLASS A OVERCOLLATERALIZATION RECONCILIATION

                                            Beg.of Month     Current Month   End of Month
                                            ---------------------------------------------
 88 Additional Principal Reduction, LTD     14,833,737.87    1,023,550.17   15,857,288.03
 89 Cross Collateral Deposits                        0.00            0.00            0.00
 90 Realized Losses, LTD                             0.00            0.00            0.00
                                            ---------------------------------------------
 92 Overcollateralization of Principal      14,833,737.87    1,023,550.17   15,857,288.03
                                            =============================================

 93 Base Overcollateralization Required                                     26,181,818.18
 94 Required Overcollateralization Amount                                   26,181,818.18

    AGGREGATE OVERCOLLATERALIZATION RECONCILIATION
                                                      Beg.of Month    Current Month   End of Month
                                                      ---------------------------------------------
    Class 1A Overcollateralization of Principal       14,833,737.87    1,023,550.17   15,857,288.03
    Class 2A Overcollateralization of Principal        8,280,361.29      679,954.14    8,960,315.43
                                                      ---------------------------------------------
    Overcollateralization of Principal                23,114,099.16    1,703,504.31   24,817,603.46
                                                      =============================================

    Base Aggregate Overcollateralization Required                                     39,707,889.42
    Required Aggregate Overcollateralization Amount                                   39,707,889.42

    CURRENT MONTH SUBORDINATED AMOUNT      BEG.OF MONTH    CURRENT MONTH    END OF MONTH
                                           ---------------------------------------------
 95 Original Subordinated Amount           40,909,090.91            N/A    40,909,090.91
 96 Less: Cumulative Realized Losses                0.00            0.00            0.00
 97 Plus: Cumulative Additional Proceeds            0.00            0.00            0.00
                                           ---------------------------------------------
 98 Current Subordinated Amount            40,909,090.91                   40,909,090.91
                                           =============================================

    NONRECOVERABLE ADVANCE RECONCILIATION

 99 Beginning of Month                                              0.00
100 Current Month Unpaid Nonrecoverable Advance                     0.00
101 Less: Current Month Reimbursement                               0.00
                                                          --------------
102 End of Month                                                    0.00

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 1999-3 GROUP 1

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
                              OF SEPTEMBER 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING information pertaining to Series 1999-3 Group 1 for December 27, 1999, the
                                Remittance date.

                       Due period ended: December 1, 1999
--------------------------------------------------------------------------------

                                                                      CLASS
                                                  TOTAL                A1
                                             -----------------------------------

103 Total Class Note Principal -
      Original Pool                          $ 315,000,000.00   $ 315,000,000.00
104 Interest Remittance Amount                   1,652,081.38       1,652,081.38
105 Interest Rate Factor / 1000                      5.244703           5.244703

106 Total Principal Collections                  1,612,615.88       1,612,615.88
107 Prefunding Account Transfer                          0.00               0.00
108 Additional Principal Reduction               1,023,550.17       1,023,550.17
                                             -----------------------------------
109 Principal Remittance Amount                  2,636,166.05       2,636,166.05
110 Principal Payment Factor/1000                    8.368781           8.368781
111 Principal Factor                               978.966189         978.966189

112 Prior Month Principal Factor                   987.334970         987.334970

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 1999-3 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
                              OF SEPTEMBER 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING information pertaining to Series 1999-3 Group 1 for December 27, 1999, the
                                Remittance date.

                       Due period ended: December 1, 1999
--------------------------------------------------------------------------------

  1 Total Actual Principal Collections                              1,870,014.88
  3 Total Actual Interest Collections                               1,247,794.45
  4 Less Service Fees Service Fees Previously Remitted                 76,054.19
  5 Additional Proceeds
                                                                    ------------
  6      Total Collections:                                         3,041,755.14

  7 Pre-Funding Account Transfer                                            0.00
  8 Interest Coverage Account Transfer                                      0.00
  9 Deferred Interest Coverage Account Transfer                        27,925.53
                                                                    ------------
 10      Aggregate Amount Received:                                 3,069,680.67

    Monthly Advances

 11 Interest Advance                                                  519,689.94
 12 Compensating Interest                                              10,278.18
 13 Amounts Held for Future Distributions                                   0.00
 14 Cross Collateral Deposit                                                0.00
 15 Reserve Withdrawal per Sec. 6.14c                                       0.00
                                                                    ------------
 16      Available Remittance Amount:                               3,599,648.79

 17 Service Fees on Interest Coverage                                   1,682.96
 18 Expense Account Deposit:                                            1,709.94
                                                                    ------------
 19      Adjusted Remittance Amount:                                3,596,255.89

    Remaining Amount Available:

 20           Adjusted Remittance Amount                            3,596,255.89
 21           Insured Payments                                              0.00
 22           Monthly Premium @ 20 bp
                 due Certificate Insurer                               32,507.14
 23           Cross Collateral Withdrawal                                   0.00
 24           Class Remittance Amounts                              3,563,748.75
 25           Non-Recoverable Advances not
                 Previously Reimbursed                                      0.00
                                                                    ------------
    Total Remaining Amount Available:                                       0.00
                                                                    ============

    Amount of Reimbursements Pursuant to Sec. 5.04
 26      Servicing Fee                                                      0.00
 27      Monthly Advances and Servicer Advances                             0.00
 28      Other Mortgage Payments                                            0.00
 29      Interest Earned on P&I Deposits                                    0.00
 30      Additional Servicing Compensation                                  0.00
                                                                    ------------
--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 1999-3 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
                              OF SEPTEMBER 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING information pertaining to Series 1999-3 Group 1 for December 27, 1999, the
                                Remittance date.

                       Due period ended: December 1, 1999
--------------------------------------------------------------------------------

                                                             TOTAL                CLASS 1A             EQUITY CERTIFICATES
                                                             -----                --------             -------------------
 31 Loans Outstanding - BOM                                        2248
 32 Original Loan Balance                                205,193,192.01      205,193,192.01
 34 Pre-Funding Account Balance                                    0.00                0.00
 35 Initial Overcollatera00zation                          8,280,361.29        8,280,361.29
 36 Realized Losses, LTD                                           0.00                0.00
 38 Carryforward Amount                                              22                0.00
 39 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                             0.00                0.00
                                                         -----------------------------------------------------------------
 40 Total Class Note Principal Balance                   196,912,830.72      196,912,830.72
 41      Group Factor per00oan Balance                      102.5965960%       102.5965960%
 42      Group Factor per00ote Balance                       98.4564154%         98.4564154%
 43 Excess Spread                                                  0.00                                    0.00

 44 Cross Collateral Withdrawal                                    0.00                0.00
 45 Cross Collateral Deposit                                       0.00                0.00
 46 Additional Principal due Class A                         679,954.14          679,954.14
 47 Interest Remittance @ Pass-Through Rates               1,013,779.73        1,013,779.73

    PRINCIPAL ADDITIONS:
 48           Number of loans                                         0                   0
 49           Transfers from Pre-Funding Account                   0.00                0.00

    PRINCIPAL REDUCTIONS:

 50           Prepayments - Number                                   17                  17
 51           Prepayments - Dollar                         1,799,407.52        1,799,407.52
 52           Delinquent Loans Repurchased - Number                   0                0.00
 53           Delinquent Loans Repurchased - Dollar                0.00                0.00
 54           Net Liquidation Proceeds                             0.00                0.00
 55           Curtailments                                         0.00                0.00
 56           Normal and Excess Payments                      70,607.36           70,607.36
 57           Pre-Funding Account Transfer                         0.00                0.00
                                                         -----------------------------------------------------------------
 58 Total Principal Remittance                             1,870,014.88        1,870,014.88
 59 Additional Principal Reduction                           679,954.14          679,954.14
                                                         -----------------------------------------------------------------
 60 Total Remittance                                       3,563,748.75        3,563,748.75                0.00
                                                         =================================================================
 61 Current Month Realized Loss - Number                              0                                       0
 62 Current Month Realized Loss - Dollar                           0.00                                    0.00

 63 LTD Realized Loss - Number                                        0
 64 LTD Realized Loss - Dollar                                     0.00
    CLASS NOTE PRINCIPAL BALANCE - EOM

 65 Loans Outstanding - EOM                                        2231
 66 Closing Loan Balance                                 203,323,177.13      203,323,177.13
 67 Pre-Funding Account Balance                                    0.00                0.00
 68 Additional Principal Reduction, LTD                    8,960,315.43        8,960,315.43
 69 Realized losses, LTD                                           0.00                0.00
 70 Aggregate Unpaid Principal Balance of Delinquent
       Loans Repurchased per Sec. 5.11                             0.00                0.00
                                                         -----------------------------------------------------------------
 71 Total Class Note Principal Balance                   194,362,861.70      194,362,861.70
 72      Group Factor per Loan Balance                      101.6615886%        101.6615886%
 73      Group Factor per Class Note Balance                 97.1814308%         97.1814309%

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 1999-3 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
                              OF SEPTEMBER 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING information pertaining to Series 1999-3 Group 1 for December 27, 1999, the
                                Remittance date.

                       Due period ended: December 1, 1999
--------------------------------------------------------------------------------

                                                           TOTAL          CLASS A-1
                                                           -----          ---------
74 Weighted Note Rate - THIS Remittance                    10.78552%
75 Weighted Note Rate - NEXT Remittance                    10.75411%

76 Related Remittance Period for Libor Rate                26-Nov-99        thru            26-Dec-99
77 Days in Related Period                                     31

78 Pass-Through Rates                                                          5.97875%

79 Weighted Average Remaining Term                           355.71

80 Original Pool - Principal Balance                 128,473,131.74     128,473,131.74
81 Original Pool - Pre-Funding Account                78,031,772.75      78,031,772.75
82 Original Pool - Additional Principal Reduction      6,504,904.49       6,504,904.49

83 Original Pool Total                               200,000,000.00     200,000,000.00
84 Original Pool - Number of Loans                       1402

--------------------------------------------------------------------------------

    CLASS A OVERCOLLATERALIZATION RECONCILIATION

                                                       Beg.of Month     Current Month  End of Month
                                                       --------------------------------------------
 85 Additional Principal Reduction, LTD                8,280,361.29      679,954.14    8,960,315.43
 86 Cross Collateral Deposits                                  0.00            0.00            0.00
 87 Realized Losses, LTD                                       0.00            0.00            0.00
                                                       --------------------------------------------
 88 Overcollateralization of Principal                 8,280,361.29      679,954.14    8,960,315.43
                                                       ============================================

 89 Base Overcollateralization Required                                               13,526,071.24
 90 Required Overcollateralization Amount                                             13,526,071.24

    AGGREGATE OVERCOLLATERALIZATION RECONCILIATION
                                                       Beg.of Month     Current Month  End of Month
                                                       --------------------------------------------
 91 Class 1A Overcollateralization of Principal       14,833,737.87    1,023,550.17   15,857,288.03
 92 Class 2A Overcollateralization of Principal        8,280,361.29      679,954.14    8,960,315.43
                                                       --------------------------------------------
 93 Overcollateralization of Principal                23,114,099.16    1,703,504.31   24,817,603.46
                                                       ============================================

 94 Base Aggregate Overcollateralization Required                                     39,707,889.42
 95 Required Aggregate Overcollateralization Amount                                   39,707,889.42

    CURRENT MONTH SUBORDINATED AMOUNT                  BEG.OF MONTH     CURRENT MONTH  END OF MONTH
                                                       --------------------------------------------
 96 Original Subordinated Amount                      26,845,637.58             N/A   26,845,637.58
 97 Less: Cumulative Realized Losses                           0.00            0.00            0.00
 98 Plus: Cumulative Additional Proceeds                       0.00            0.00            0.00
                                                       --------------------------------------------
 99 Current Subordinated Amount                       26,845,637.58   26,845,637.58
                                                       ============================================

    NONRECOVERABLE ADVANCE RECONCILIATION

100 Beginning of Month                                                         0.00
101 Current Month Unpaid Nonrecoverable Advance                                0.00
102 Less: Current Month Reimbursement                                          0.00
                                                                      -------------
103 End of Month                                                               0.00
                                                                      -------------

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
                    BY SUPERIOR BANK - FSB SERVICING DIVISION
                               DESIGNATED SERVICER
                             SERVICER'S CERTIFICATE

                  AFC MORTGAGE LOAN ASSET BACKED NOTES, SERIES
                                 1999-3 GROUP 2

IN ACCORDANCE WITH SECTION 6.08 OF THE POOLING AND SERVICING AGREEMENT DATED AS
                              OF SEPTEMBER 1, 1999
          SUPERIOR BANK - FSB SERVICING DIVISION REPORTS THE FOLLOWING information pertaining to Series 1999-3 Group 1 for December 27, 1999, the
                                Remittance date.

                       Due period ended: December 1, 1999
--------------------------------------------------------------------------------

                                                                     CLASS
                                                  TOTAL               A1
                                            -----------------------------------

104 Total Class Note Principal -
      Original Pool                         $ 200,000,000.00   $ 200,000,000.00
105 Interest Remittance Amount                  1,013,779.73       1,013,779.73
106 Interest Rate Factor / 1000                     5.068899           5.068899

107 Total Principal Collections                 1,870,014.88       1,870,014.88
108 Prefunding Account Transfer                         0.00               0.00
109 Additional Principal Reduction                679,954.14         679,954.14
                                            -----------------------------------
110 Principal Remittance Amount                 2,549,969.02       2,549,969.02
111 Principal Payment Factor/1000                  12.749845          12.749845
112 Principal Factor                              971.814309         971.814309

113 Prior Month Principal Factor                  984.564154         984.564154

--------------------------------------------------------------------------------